FORM N-CSR/A

  CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number                   811-10419

Exact Name of registrant as specified in charter     NorthQuest Capital
                                                     Fund, Inc.

Address of principal executive offices               16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Name and address of agent for service                Peter J. Lencki
                                                     16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Registrants telephone number, including area code    732-842-3465

Date of fiscal year end:                             12/31/06

Date of reporting period:                            12/31/06


The registrant is filing this amendment to include the text of item 4(b) on pages v and vi under section titled "Certification"; and the title of the under-signed on page v under section titled "Certification".
































                                      -i-



(page)
Item 1. Report to Shareholders.



















                         NORTHQUEST CAPITAL FUND, INC.

                                ANNUAL REPORT

                              DECEMBER 31, 2006


















                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                             Colts Neck, NJ  07722
                                 1-800-698-5261

                             www.NorthQuestFund.com












                                     -ii-



(page)


                         NORTHQUEST CAPITAL FUND, INC.




To the Shareholders of NorthQuest Capital Fund, Inc.:

    Our Fund began the year at a share price of $11.77 and ended 2006 at at $13.35. The Fund's total return for this period increased 13.42%. The fol-lowing table may be helpful in comparing the Fund's performance with other in-dexes.
             Index            2006 Performance            Year-To-Date
             -----                                        ------------
             D.J.I.A.                                        16.29 %
             NASDAQ                                           9.52 %
             S&P 500                                         13.62 %
             S&P 500 with reinvested dividends               15.79 %

Fund Performance by Industry
    The Fund's investment portfolio consists of several industry groups. The top performing industries in the Fund's portfolio and their respective leaders for 2006 were the following:
        1.  Technology    33.30%    Cisco Systems up 59.60%
        2.  Publishing    31.80%    McGraw-Hill up 31.80%
        3.  Defense       30.40%    General Dynamics up 30.40%
        4.  Industrials   23.33%    Technitrol, Inc. up 39.70%
        5.  Chemicals     17.20%    Exxon Mobil Corporation up 36.40%
        6.  Energy        16.25%    Exelon Corporation up 16.50%

The groups in the Fund's portfolio that underperformed and their respective com-panies with the lowest returns include:
        a.  Food          -9.90%    Hershey Company down 9.90%
        b.  Medical        7.20%    Amgen Incorporated down 13.40%
        c.  Insurance     11.30%    ChoicePoint Inc. down 11.50%
        d.  Financials    13.80%    Washington Mutual up 4.60%

Some of our top performing industries benefited from higher commodity prices, a weaker U.S. currency exchange rate, sable interest rates, increased government spending on military and anti-terrorism programs, and an increase in consumer and corporate spending for new technological products (such as computers, wide screen TVs, cell phones and wireless tech equipment). The weaker sectors were impacted by the following circumstances: the threat of higher taxes and/or gov-ernment regulations, company specific problems, and weaker sales due to a lack of new products.
    The Fund looks forward to 2007 and will continue to look for long-term op-portunities. We believe that our disciplined style of investing is one of the best ways to minimize risk and increase returns.
    You will find enclosed information and commentary about the Fund's holdings, year-end financial statements and the Auditors opinion stated in the Report of Independent Registered Public Accounting Firm. Please do not hestitate to call or write me any comments or questions that you may have about this report. Thank you again for your trust, confidence, and investments.


Sincerely,


/s/ Peter J. Lencki
    President
                                      -1-

NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity hold-ings as of 12/31/06. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).
SECURITY                          STOCK SYMBOL
--------                          ------------
Allstate Corporation                  ALL
Allstate Corporation sells auto, property/casualty and life insurance throughout the U.S. This security increased 20.4% in 2006. A quiet hurricane season drasti-cally reduced the amount of claims filed for damages by Allstate customers. Consequentially, Allstate profits increased. The current ALL share price is overvalued.

Amgen Incorporated                    AMGN
Amgen is a biotechnology company that develops medical products to help patients who are suffering from specific types of ailments such as cancer, arithritis and anemia. Its stock price was down 13.4% this year. Currently AMGN is a core hold-ing and undervalued.

Bank of America                       BAC
BAC is one of the largest banks in the United States. The Fund received cash and shares of BAC when Bank of America acquired MBNA Corp.(a credit card issuer). BAC was up 15.7% in 2006 and is faily valued.

Berkshire Hathaway                    BRKB
Berkshire is a conglomerate that owns many different types of businesses and has investments in several common stock securities. Berkshire benefited from a quiet hurricane season and remains on the hunt for good acquisitions. BRKB was up 24.9% in 2006. Berkshire is fairly valued at this time and remains a core hold-ing in the Fund's portfolio.

ChoicePoint                          CPS
CPS collects risk management/anti-fraud information on individuals and provides this data to government agencies and businesses. CPS is in the process of sel-ling some its less profitable businesses. Profit margins should begin to in-crease. ChoicePoint's share price declined 11.5% for the year and is undervalued at its current price.

Cisco Systems                        CSCO
Cisco produces, services, and supplies computer-networking equipment, which con-nect many local computer networks into one network (via the internet). Cisco continues to make aquisitions in new businesses such as internet security and cable TV converters. CSCO's share price increased 59.6% in 2006 and is fairly valued.

Diebold Inc.                          DBD
DBD produces and services ATM machines, point of sale systems, electronic voting machines and alarm systems. The new management at DBD continues to make prog-ress. Diebold's stock price increased 22.6% and is still undervalued at this time.

Donaldson Co.                         DCI
Donaldson manufactures filters for many different industries such as heavy duty trucks, industrial gas turbines and computers. DCI's price per share grew 9.2% in 2006. Donaldson is fairly valued at this time.

E.I. du Pont de Nemours and Company   DD
Du Pont is one of the largest chemical companies in the U.S. The share price of DD increased 14.6% in 2006. Du Pont continues to cut costs and expand its proprietary technologies into other industries such as agriculture (developing new types of seed). DD is fairly valued at this time.
                                      -2-



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity holdings as of 12/31/06. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).

SECURITY                          STOCK SYMBOL
--------                          ------------
Exelon Corporation                    EXC
Exelon is a utility company that serves customers in the Midwest and mid-Atlantic areas of the U.S. EXC operates power plants supplied by coal, natural gas, and nuclear power. Exelon cancelled plans to acquire Public Service Enterprise Group when EXC and New Jersey utility regulators could not reach an agreement to finalize the merger. In addition, the Illinois legislature has den-ied utility bill rate increases to customers of EXC's power company, Commonwealth Edison (the "ComEd"). ComEd could face financial difficulties if the legislature does not remove the rate freeze which has been in place for sev-eral years. EXC's price per share increased 16.5% in 2006 and is fairly valued.

Fiserv Inc.                           FISV
Fiserv is a service provider that handles administrative and transaction pro-cessing for financial and health care companies. FISV's stock price increased 21.2% in 2006 and is currently undervalued.

General Dynamics                      GD
GD manufactures private and business-jet aircraft, military vehicles, munitions, naval ships and equipment, and hi-tech information systems to integrate all as-pects of military operations. General Dynamics stock price increased 30.4% per share in 2006 and is still undervalued. GD is a core holding in the Fund.

General Electric                      GE
GE is a large conglomerate which includes businesses in many industries from home appliances to turbine-generators (for power utility companies). Recently, General Electric put its plastics division up for sale, which is estimated to be worth $10 billion. GE's stock price increased 6.2% in 2006 and is fairly valued at this time.

Hershey Foods                         HSY
Hershey produces chocolate and non-chocolate sweets under the Hershey name. Sales of HSY products sold in convenience stores were lower than expected in the last quarter of 2006. But Hershey continues to introduce new candies such as dark chocolates. The HSY share price declined 9.9% in 2006. This is a core hold-ing and is fairly valued at this time.

McGraw-Hill                           MHP
MHP publishes text books for schools and provides professional information through its magazines; Business Week, Platts, and Aviation Week. MHP also furn-ishes financial data and services through its Standard & Poors division. McGraw-Hill's continues to be a top performer in the Fund's investment portfolio and remains a core holding in the Fund. MHP was up 31.8% in 2006 and is present-ly overvalued.

New Jersey Resources                  NJR
NJR is a holding company that sells natural gas in New Jersey and offers other energy utility services to customers from Texas to New England and parts of Canada. New Jersey Resources benefited financially from colder weather and higher natural gas prices in early 2006. NJR's share price increased 16% in 2006. NJ Resources is a core holding but is currently overvalued.

                                      -3-



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity holdings as of 12/31/06. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).

SECURITY                          STOCK SYMBOL
--------                          ------------
Pfizer, Inc.                          PFE
Pfizer is a pharmaceutical company whose share price increased 11.1% in 2006. Several of PFE's drugs will lose patent protection over the next five years. But Pfizer continues to cut costs (reducing sales staff) and form partnerships with other medically related companies to invest in the research and development of new drugs. The Pfizer board of directors has hired a new Chief Executive Officer to put PFE back on track. This stock is undervalued at this time.

Sealed Air                            SEE
SEE is a worldwide manufacturer of protective packaging products such as bubble wrap, foam protectors, and food packaging materials. Sealed Air stock was up 15.6% in 2006. Currently, SEE is fairly valued.

Stryker Corp.                         SYK
SYK designs, manufactures and markets medical devices (power instruments used in surgery), equipment (stretchers and maternity beds), and orthopaedic implants (hip, knee, shoulder and spinal). Stryker stock increased 24% in 2006. An aging global population should provide significant demand for SYK medical products. Currently, this security is fairly valued and remains a core holding.

Symantec Corp.                        SYMC
SYMC is a software company that develops, markets, and supports computer pro-grams to protect personal computers (Norton products) and businesses (commercial contracts) from computer viruses and other types of security breaches. Symantec is preparing for more competition. Microsoft will soon offer products for inter-net security and anti-virus protection. SYMC's share price rose 19.1% in 2006 and is undervalued.

Technitrol, Inc.                      TNL
TNL designs, manufactures and markets electrical contacts and other electrical components, which are used in many industries from consumer electronics to auto-mobiles. TNL's price per share increased 39.7% in 2006 and appears to be back on track. Past acquistions and new products are enabling Technitrol to increase sales and profit margins. This security is still undervalued.

3M Company                            MMM
3M manufactures and sells thousands of products worldwide. These products range from scotch tape and "Post-It" Notes to surgical masks and "Scotchgard Carpet Cleaner". MMM's price per share rose .6% in 2006. The Fund purchased additional shares of 3M during 2006. Currently MMM is undervalued.

U.S. Bancorp                          USB
USB is the 6th largest financial holding company in the U.S. with 2,434 branch offices and 4,966 ATMs. It has approximately $217 billion in assets and has a low efficiency ratio of 45% as of the third quarter of 2006. USB also made some strategic acquisitions in 2006. The Fund purchased more shares of USB during this past year. U.S. Bancorp's share price increased 21.1% for 2006.

Washington Mutual                     WM
WM is the largest savings bank in the U.S. with over 2,500 offices. This company offers consumer and commercial lending, insurance, brokerage and asset manage-
                                      -4-



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)
These comments are not recommendations to buy or sell these common stocks but to give our shareholders a short-term snapshot or perspective of Fund equity holdings as of 12/31/06. It should be noted that Fund investment transactions are based on many factors (including long-term analysis).

SECURITY                          STOCK SYMBOL
--------                          ------------
Washington Mutual                     WM
ment services. WM's mortgage and refinancing businesses continue to negatively impact earnings (slowdown in home sales). WM's share price increased 4.6% in 2006. Washington Mutual remains a core holding.

Exxon Mobil Corporation               XOM
XOM's stock price was up 36.4% in 2006. Once again higher oil prices increased Exxon Mobil's revenues and net profits. Exxon has many strengths; including low long-term debt, a very efficient operation and a large stock buyback program to purchase XOM stock. XOM is overvalued at this time.


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                     Top Ten Holdings and Asset Allocation
                     -------------------------------------
                               December 31, 2006
                               -----------------
                       *
       Top Ten Holdings                               Asset  Allocation
      (% of Nets Assets)                              (% of Net Assets)
      ------------------                              -----------------

General Dynamics Corp.   8.96%                  Chemicals               7.88%

McGraw-Hill              7.10%                  Defense                 8.96%

Berkshire Hathaway       5.59%                  Energy                  4.44%

Stryker Corp.            5.09%                  Financial               9.82%

Fiserv Inc.              4.63%                  Food                    3.20%

3M Company               4.38%                  Industrial             13.87%

Washington Mutual        4.02%                  Insurance              11.69%

General Electric         3.74%                  Medical                12.02%

Diebold Inc.             3.74%                  Publishing              7.10%

Pfizer Inc.              3.64%                  Technology             10.18%
                         -----
                        50.89%                  Other Assets
                        ======                  less liabilities, Net  10.84%
                                                                       ------
                                                                      100.00%
                                                                      =======

* Portfolio holdings are subject to change and are not recommendations of individual stocks.
                                      -5-



(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                                   EXPENSES
                                   --------
                               December 31, 2006
                               -----------------

EXPENSES EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you under-stand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2006 to December 31, 2006.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the ex-penses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then mutliply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical ac-count values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will help you deter-mine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Expenses Paid
                     Beginning             Ending               During Period *
                   Account Value        Account Value           July 1, 2006 to
                   July 1, 2006       December 31, 2006        December 31, 2006
                  ---------------     -----------------        -----------------

Actual               $1,000.00            $1,119.97                  $9.73
Hypothetical
(5% return
before expenses)     $1,000.00            $1,016.03                  $9.25

* Expenses are equal to the Fund's annualized expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 184 days/365 days [number of days in most recent fiscal half-year/365 [or 366](to reflect the one-half year period).

                                      -6-



(page)                   NORTHQUEST CAPITAL FUND, INC,
                         -----------------------------
                            Schedule of Investments
                            -----------------------
                               December 31, 2006
                               -----------------

                                                                    Fair
COMMON STOCKS - 89.16%                  Shares         Cost         Value
----------------------                  ------         ----         -----
Biotechnology Industry - 3.29%
------------------------------
Amgen Incorp. *                          1,200   $    73,789   $    81,972
                                                    ---------     ---------
Computer Hardware & Software - 7.98%
-------------------------------------
Fiserv Inc. *                            2,200        94,685       115,324
Symantec Corp. *                         4,000        38,022        83,400
                                                    ---------     ---------
                                                     132,707       198,724
                                                    ---------     ---------
Defense Industry - 8.96%
------------------------
General Dynamics Corp.                   3,000       100,926       223,050
                                                    ---------     ---------
Electrical Products/Equipment - 5.27%
-------------------------------------
General Electric                         2,500        81,293        93,025
Technitrol Inc.                          1,600        33,398        38,224
                                                    ---------     ---------
                                                     114,691       131,249
                                                    ---------     ---------
Financial Services - 9.82%
--------------------------
Bank of America                          1,352        46,176        72,183
U.S. Bancorp                             2,000        59,306        72,380
Washington Mutual                        2,200        78,861       100,078
                                                     -------      ---------
                                                     184,343       244,641
                                                     -------      ---------
Food Industry - 3.20%
---------------------
Hershey Company                          1,600        55,426        79,680
                                                    ---------     ---------
Industrials - 8.60%
-------------------
Diebold Inc.                             2,000        81,096        93,200
Donaldson Co.                            1,800        35,487        62,478
Sealed Air                                 900        39,558        58,428
                                                    ---------     ---------
                                                     156,141       214,106
                                                    ---------     ---------
Insurance - 11.69%
------------------
Allstate Corporation                     1,000        48,210        65,110
Berkshire Hathaway, Class B *               38        89,457       139,308
ChoicePoint Inc. *                       2,200        94,513        86,636
                                                    ---------     ---------
                                                     232,180       291,054
                                                    ---------     ---------

   The accompanying notes are an integral part of these financial statements.
                                      -7-



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Schedule of Investments (continued)
                      -----------------------------------
                               December 31, 2006
                               -----------------

                                                                    Fair
                                        Shares         Cost         Value
                                        ------         ----         -----
Medical & Drug Industry - 8.73%
-------------------------------
Pfizer Inc.                              3,500   $   107,589   $    90,650
Stryker Corp.                            2,300        72,731       126,753
                                                    ---------     ---------
                                                     180,320       217,403
                                                    ---------     ---------
Natural Gas Distribution - 1.95%
--------------------------------
New Jersey Resources                     1,000        29,738        48,580
                                                    ---------     ---------
Petroleum & Chemical Industry - 7.88%
-------------------------------------
E.I. du Pont de Nemours & Company        1,000        43,680        48,710
Exxon Mobil Corporation                    500        18,755        38,315
3M Company                               1,400       103,918       109,102
                                                    ---------     ---------
                                                     166,353       196,127
                                                    ---------     ---------
Publishers - 7.10%
------------------
McGraw-Hill                               2,600       82,717       176,852
                                                    ---------     ---------

Telecommunications Equip. Industry - 2.20%
------------------------------------------
Cisco Systems *                           2,000       31,657        54,660
                                                    ---------     ---------

Utility (Electric) Industry - 2.49%
-----------------------------------
Exelon Corporation                        1,000       31,875        61,890
                                                    ---------     ---------

TOTAL COMMON STOCKS                                1,572,863     2,219,988
                                                   ----------    ----------
SHORT-TERM INVESTMENTS - 10.60%
-------------------------------
Charles Schwab Money Market Fund                     121,437       121,437
Bank of America Money Market Savings                 142,588       142,588
                                                   ----------    ----------
TOTAL SHORT-TERM INVESTMENTS                         264,025       264,025
                                                   ----------    ----------
TOTAL INVESTMENTS                                $ 1,836,888     2,484,013
                                                   ==========    ----------
OTHER ASSETS AND LIABILITIES - .24%                                  5,942
                                                                 ----------
NET ASSETS - 100.00%                                           $ 2,489,955
                                                                 ==========
* Non-income producing during the year.
  The accompanying notes are an integral part of these financial statements.
                                      -8-



(page)



                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statement of Assets and Liabilities
                      -----------------------------------
                               Decmber 31, 2006
                               ----------------




Assets

Investments in securities at fair value (cost $1,836,888)         $ 2,484,013
Cash                                                                    3,160
Dividends and interest receivable                                       2,782
                                                                   -----------

          Total Assets                                              2,489,955
                                                                   -----------


Liabilities

Accrued expenses                                                         -
                                                                   -----------

Net Assets                                                        $ 2,489,955
                                                                   ===========

Composition of Net Assets:
  Common stock, at .001 par value                                 $       186
  Paid-in capital                                                   1,842,648
  Accumulated net realized loss on investments                          (   5)
  Net unrealized appreciation of securities                           647,126
                                                                   -----------

Net Assets (equivalent of $13.35 per share based on
186,487 shares outstanding) (Note 4)                              $ 2,489,955
                                                                   ===========

















   The accompanying notes are an integral part of these financial statements.

                                      -9-



(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                            Statement of Operations
                            -----------------------
                     For the year ended December 31, 2006
                     ------------------------------------





Investment Income

Dividends                                                      $ 34,523
Interest                                                          5,698
                                                               ---------

    Total Income                                                 40,221
                                                               ---------

Expenses

Investment advisory fee (Note 2)                                 22,158
Audit and accounting                                              9,200
Insurance                                                         1,685
Office expense                                                    1,188
Phone                                                               891
Postage and printing                                              1,606
Registration and fees                                             2,745
Software                                                            250
Taxes                                                               650
                                                               ---------


    Total Expenses                                               40,373
                                                               ---------

Net Loss                                                         (  152)
                                                               ---------


Realized and Unrealized Loss from Investments (Note 5)

    Net realized gain on investments                                503
    Net increase in unrealized appreciation on investments      287,256
                                                               ---------

Net realized and unrealized gain from investments               287,759
                                                               ---------

Net increase in net assets resulting from operations           $287,607
                                                                ========






   The accompanying notes are an integral part of these financial statements.
                                      -10-



(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statements of Changes in Net Assets
                      -----------------------------------
                 For the years ended December 31, 2005 and 2006
                 ----------------------------------------------





                                                          2006          2005
                                                      ------------  ------------
Increase (decrease) in net assets from operations

 Net investment loss                                  $    (  152)  $    (5,894)
 Net realized gain from investments                           503          -
 Unrealized appreciation (depreciation) of investments    287,256       (17,309)
                                                         ---------     ---------

Net increase (decrease) in net assets resulting
     from operations                                      287,607       (23,203)

Distributions to shareholders                                -             -

Capital share transactions (Note 4)                       138,830       236,701
                                                        ----------     ---------

     Total increase in net assets                         426,437       213,498


Net Assets
     Beginning of year                                  2,063,518     1,850,020
                                                        ----------    ----------

     End of year                                      $ 2,489,955   $ 2,063,518
                                                        ==========    ==========





















    The accompanying notes are an integral part of these financial statements.
                                      -11-



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                              Financial Highlights
                              --------------------
        For a share of capital stock outstanding throughout the period
        --------------------------------------------------------------
                        For the years ended December 31
                        -------------------------------

                                                                              1
                                      2006     2005     2004     2003     2002
--------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period $11.77   $11.93   $10.96   $ 9.19   $10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Loss (2)                 -       (.03)     -       (.02)     -
Net Realized and Unrealized Gain
(Loss) on Investment Transactions      1.58     (.13)     .97     1.79     (.81)
                                       -----    -----    -----    -----    -----
Total From Investment Operations       1.58     (.16)     .97     1.77     (.81)
--------------------------------------------------------------------------------

Less Distributions                      -        -        -        -        -
--------------------------------------------------------------------------------

Net Asset Value, End of Period       $13.35   $11.77   $11.93   $10.96   $ 9.19
--------------------------------------------------------------------------------

Total Return (3)                      13.42%   (1.34%)   8.85%   19.3%    (8.1%)
--------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, end of Period (000's)    $ 2,490  $ 2,064  $ 1,850  $ 1,715  $ 1,374

Ratio of Expenses, after reim-
bursement to Average Net Assets (2)    1.82%    1.88%    1.38%   1.38%   1.39% a

Ratio of Expenses, before reim-
bursement to Average Net Assets (2)    1.82%    1.88%    1.86%   2.00%   2.85% a

Ratio of Net Investment Loss
          to Average Net Assets          -     (0.31%)     -    (0.19%) (0.04%)a

Portfolio Turnover Rate                1.67%    0.00%    3.18%   4.64%   0.00%
--------------------------------------------------------------------------------

a = annualized

1 For the period from January 15, 2002 (commencement of investment operations) to December 31, 2002

2 Per share net investment loss has been determined on the basis of average number of shares outstanding during the period

3  Total return assumes reinvestment of dividends



    The accompanying notes are an integral part of these financial statements.
                                      -12-



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                         Notes to Financial Statements
                         -----------------------------
                               December 31, 2006
                               -----------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Operations: NorthQuest Capital Fund, Inc. ("the Fund") was incor-porated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, or when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when re-stricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors in accordance with the Fund's "Fair Value Policy" that has been authorized by the Fund's board. The Board has delegated to the Advisor the responsibility for determining fair value pricing, subject to review by the Board of Directors.

   Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   In June 2006, the Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in income taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sus-tained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund's financial statements.

   Distributions to Shareholders: The Fund intends to distribute to its share-holders substantially all of its net realized capital gains and net invest-ment income, if any, at year-end.

   Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains or losses for financial statements and income tax purposes. Div-idend income is recorded on the ex-dividend date and interest income is re-corded on an accrual basis.

   Estimates:  The preparation of financial statements in conformity with gen-
                                      -13-



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                               December 31, 2006
                               -----------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   erally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   Reclassification: In accordance with SOP 93-2, the Fund has recorded a re-classification in the capital accounts. As of December 31, 2006, the Fund recorded permanent book/tax differences of $152 from net investment loss to paid-in-capital. The reclassification has no impact on the net asset value of the Fund and is generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

   The Fund has an investment advisory agreement with Emerald Research Corpora-tion ("the Advisor"), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily clos-ing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating ex-penses exceed 1.88%. The Advisor has agreed to pay all IRA custodial fees which amounted to $698 in 2006. The Fund's expenses ratio for 2006 was 1.82%.

   The investment advisory fee paid to the Advisor of the year ended December 31, 2006 was $22,158.

   Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund. Mr. Walter A. Lencki is the Fund's treasurer and an investor in the Advisor.

3. INVESTMENT TRANSACTIONS

   For the year ended December 31, 2006, purchases and sales of investment se-curities other than short-term investments aggregated $52,759 and $33,739, respectively.

4. CAPITAL SHARE TRANSACTIONS

   As of December 31, 2006, there were 500,000,000 shares of $.001 par value capital stock authorized.

                                  December 31, 2006         December 31, 2005
                                  -----------------         -----------------
                                 Shares       Amount       Shares       Amount
                                ---------------------     ---------------------

   Shares sold                   15,669    $ 194,791       28,157    $ 329,272

(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                               December 31, 2006
                               -----------------


4. CAPITAL SHARE TRANSACTIONS (Continued)

                                  December 31, 2006         December 31, 2005
                                  -----------------         -----------------
                                 Shares       Amount       Shares       Amount
                                ---------------------     ---------------------
   Shares issued in
    Reinvestment of dividends      -            -            -            -
   Shares redeemed              ( 4,525)    ( 55,961)     ( 7,875)    ( 92,571)
                                --------    ---------     --------    ---------
   Net increase (decrease)       11,144    $ 138,830       20,282    $ 236,701
                                ========    =========     ========    =========

5. FEDERAL INCOME TAXES

   Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting prin-ciples generally accepted in the United States.

   At December 31, 2006, the gross unrealized appreciation for all securities totaled $671,942 and the gross unrealized depreciation for all securities totaled $24,816 or a net unrealized appreciation of $647,126. The aggregate cost of securities for federal income tax purposes at December 31, 2006 was $1,836,888, including short-term investments.

   As of December 31, 2006, the components of distributed earnings on a tax basis were as follows:
         Undistributed ordinary income        $    -
         Accumulated capital losses           $  (    5)
         Unrealized appreciation              $ 647,126
   The accumulated capital loss carryover expires in 2012.
   There were no distributions to shareholders for the years ended December 31, 2006 and 2005.

6. LEGAL PROCEEDINGS

   During a routine examination in May, 2003, the Securities and Exchange Com-mission ("SEC") staff questioned the procedure in which shareholders were transferred into the Fund from an affiliated limited partnership ("LP") man-aged by the Advisor. The SEC believed that the limited partners of the LP should have been accepted into the Fund on the same day as opposed to differ-ent days. The Fund and the Advisor have cooperated with the SEC and undertook a procedure to recalculate the shares to the affected shareholders. The af-fected shareholders were issued 1,582 additional shares of the Fund and the Advisor reimbursed the Fund $543 for losses sustained due to redemptions. The administrative proceedings ended in November, 2006.

(page)
                               SANVILLE & COMPANY
                          Certified Public Accountants

                     1514 Old York Road, Abington, PA 19001
                      (215) 884-8460 * (215) 884-8686 FAX
                      -----------------------------------

                    140 East 45th Street, New York, NY 10017
                      (212) 661-3115 * (646) 227-0268 FAX

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and
Board of Directors of the
NorthQuest Capital Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of the NorthQuest Capital Fund, Inc. (the "Fund") including the schedule of invest-ments, as of December 31, 2006 and the related statements of operations, changes in net assets for each of the two years in the period then ended and the finan-cial highlights for each of the four years in the period then ended and for the period from January 15, 2002 (commencement of investment operations) to December 31, 2002. These financial statements and financial highlights are the responsi-bility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.


   We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasona-ble basis for our opinion.


   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NorthQuest Capital Fund, Inc. as of December 31, 2006, the results of its oper-ations, the changes in its net assets and the financial highlights, for the periods herein indicated, in conformity with accounting principles generally accepted in the United States of America.




Abington, Pennsylvania                              Sanville & Company
February 8, 2007

(page)
BOARD OF DIRECTORS INFORMATION
NorthQuest Capital Fund, Inc.
December 31, 2006

The Fund's Board of Directors has the ultimate responsibility of running the Fund. Information about the Fund's Directors are provided below. Additional board member information is included in the SAI, which is available free of charge by calling 1-800-698-5261.

INDEPENDENT DIRECTORS                                              Other Public
Name & Age         Position   Term/Time   Principal Occupation     Company
                               on Bd.     During Last 5 Years      Directorships
----------         --------  -----------  ---------------------    -------------
Robert S. Keesser  Director  1 Year &      Zone Sales Manager         None
Age 45                       served since  NGK Spark Plug Co.
                             Fund's
                             inception

John G. Padovano   Director  1 Year &       President                 None
Age 58                       served since  Rand Direct, Inc.
                             Fund's        A contract packaging
                             inception     & distribution company

Robert R.Thompson  Director  1 Year &      Vice-President/Owner       None
Age 51                       served since  Automotive Parts Dist.
                             Fund's        Thompson & Co.
                             inception

INTERESTED DIRECTOR
Peter J. Lencki    Director  1 Year &      Portfolio Manager          None
Age 52             President served since  NorthQuest Capital Fund
                   of Fund   Fund's        VP/owner Emerald Auto
                             inception     Parts & Supply, Inc.

Directors of the Fund are considered "Interested Directors", as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Fund's Investment Adviser. Mr. Peter Lencki is president/owner and Walter Lencki is a passive investor in the Fund's Investment Adviser.

BOARD DISCUSSION ON RENEWING FUND'S ADVISORY CONTRACT
The Board renewed the advisory contract with Emerald Research Corp. (ERC) for the following reasons.
 1. The Fund was up 2.72% for the 1st quarter of 2006. The S&P500 Index and the Dow Jones Industrial Average increased respectively 3.73% and 3.66% for the same period. The Board noted that the Fund performance for said period was in line with the aforementioned indexes.
 2. The Fund has kept its trading costs low. The Board concluded that the admin-istrative services, internal control and compliance programs provided by the Adviser would have cost the Fund an estimated $15,000 to $25,000 more an-nually if the Fund had outsourced these services to other providers.
 3. Under the current contract, the Adviser is paid a management fee of 1% per year of the Fund's average daily net asset value. The fee is accrued daily and paid monthly. The fee is similar to those paid by other Funds. The Board noted that the ERC absorbs sufficient expenses to hold the total expenses of the Fund to equal to or less than 1.88% per year of the average total net assets.

PROXY VOTING INFORMATION
The Fund's proxy voting policies, procedures, and voting records relating to common stock securities in the Fund's investment portfolio are available with-out charge, upon request, by calling the Fund's toll-free telephone number
                                      -17-



(page)
PROXY VOTING INFORMATION (Continued)
1-800-698-5261. The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund's proxy information is also available on the Securities and Exchange Commission website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's web site at http:// www.sec.gov. or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).
















































                                      -17a-



(page)




















































This report and the financial statements contained herein are submitted for the general information of shareholders and not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of NorthQuest Capital Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and material information.


                                    - iii -



(page)

Item 2. Code of Ethics.
                                 CODE OF ETHICS

Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, the NorthQuest Capital Fund, (the "Fund"), hereby adopts the following Code of Ethics, which applies to the Fund's principal executive (Peter Lencki), financial (Walter Lencki), and accounting officers or persons performing similar functions regardless of whether these individuals are employed by the Fund or a third party, is designed to deter wrongdoing and to promote:

 a) Honest and ethical conduct, including the ethical handling of actual and ap-parent conflicts of interest between personal and professional relation-ships;
 b) Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission and in all public communications.
 c) Compliance with all applicable governmental laws, rules and regulations;
 d) Prompt internal reporting of violations of the code, should any occur, to any of the principal officers of the Fund and all appropriate persons ident-ified in the code; and
 e) The principal executive officer of the Fund will be held accountable for adherence to the code as presented above.


Item 3. Audit Committee Financial Expert.

    The Fund has assets of 2.5 million and has no audit committee and therefore has no audit committee financial expert. The Fund's officers and board of directors, which consists of independent directors that control 75% of the board, oversee and review all Fund reports. The current Fund auditor is Michael Baranowsky of Sanville & Company. Mr. Baranowsky conducts the var-ious Fund audits and continues to indicate satisfaction with the Fund's in-ternal controls, security certificate inspections, and other Fund reporting. At this time the Fund believes it has adequate supervision over its account-ing procedures, practices and reporting.


Item 4-8. (Reserved)


Item 9. Controls and Procedures.

   Peter J. Lencki is the president of the Fund. He handles all financial matters of the Fund and has provided the internal control procedures to produce detailed and accurate reports in all financial matters involving Fund operations. Peter J. Lencki reports to the board of directors on a continuous
   basis.   Mr. Lencki is also president and owner of the investment adviser, the Emerald Research Corporation. Walter A. Lencki, the Chief Financial Officer of the Fund and an investor in the investment adviser, oversees the Fund's financial reports. Auditors have reviewed the Internal Control exer-cised by the Fund during this past year and found no material weaknesses.


Item 10. Exhibits.

   A. Code of Ethics.
      Filed under Item 2 Code of Ethics above



                                    - iv -



(page)
B. Certification.
                               CERTIFICATIONS

I, Peter J. Lencki, certify that:

1. I have prepared this report on Form N-CSR for the NorthQuest Capital Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement, a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, misleading with respect to the period covered by this report:

3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects, and cash flows (if the financial statements are required to include a state-ment of cash flows) of the investment company as of, and for, the periods presented in the report;

4. The Fund is small and has about 2.5 million dollars in total assets. Mr. Peter J. Lencki and Walter A. Lencki are the certifying officers of the Fund. Peter J. Lencki is responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and has:
   a) designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known by him to all others associated with the Fund, particularly during the period which this report is being prepared;
   b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our super-vision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for exter-nal purposes in accordance with generally accepted accounting principles;
   c) evaluated the effectiveness of the investment company's disclosure con-trols and procedures as of a date within 90 days prior to the filing date of this report (the "Eveluation Date"); and
   d) Peter J. Lencki has evaluated and believes that the effectiveness of the disclosure controls and procedures produces a satisfactory evaluation of the Fund's financials reported in the audited annual report given above as of the Evaluation Date;

5. The Board of Directors and I have discused, based on our most recent evaluation, to the registrant's auditors:
   a) that we were satisfied that there were no significant deficiencies in the design or operation of internal controls which could adversly affect the registrant's ability to record, process, summarize, and report financial data; and
   b)that there was no fraud, whether or not material, that involves management or other employees who might have a role in internal controls; and

6. The registrant's other certifying officer and I hereby state in this report that there are no changes in internal controls or other factors that signifi-cantly affect internal controls subsequent to the date our most recent evalu-ation, including any corrective actions with regard to significant deficien-cies and material weaknesses.

   Date:  02/14/07
                                                     /s/ Peter J. Lencki
                                                         ---------------
                                                         Peter J. Lencki
                                                         President
                                    - v -



(page)
                               CERTIFICATIONS

I, Walter A. Lencki, certify that:

1. I have prepared this report on Form N-CSR for the NorthQuest Capital Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement, a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, misleading with respect to the period covered by this report:

3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects, and cash flows (if the financial statements are required to include a state-ment of cash flows) of the investment company as of, and for, the periods presented in the report;

4. The Fund is small and has about 2.5 million dollars in total assets. Mr. Peter J. Lencki and Walter A. Lencki are the certifying officers of the Fund. Peter J. Lencki is responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and has:
   a) designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known by him to all others associated with the Fund, particularly during the period which this report is being prepared;
   b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our super-vision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for exter-nal purposes in accordance with generally accepted accounting principles;
   c) evaluated the effectiveness of the investment company's disclosure con-trols and procedures as of a date within 90 days prior to the filing date of this report (the "Eveluation Date"); and
   d) Peter J. Lencki has evaluated and believes that the effectiveness of the disclosure controls and procedures produces a satisfactory evaluation of the Fund's financials reported in the audited annual report given above as of the Evaluation Date;

5. The Board of Directors and I have discused, based on our most recent evaluation, to the registrant's auditors:
   a) that we were satisfied that there were no significant deficiencies in the design or operation of internal controls which could adversly affect the registrant's ability to record, process, summarize, and report financial data; and
   b)that there was no fraud, whether or not material, that involves management or other employees who might have a role in internal controls; and

6. The registrant's other certifying officer and I hereby state in this report that there are no changes in internal controls or other factors that signifi-cantly affect internal controls subsequent to the date our most recent evalu-ation, including any corrective actions with regard to significant deficien-cies and material weaknesses.

   Date:  02/14/07
                                                     /s/ Walter A. Lencki
                                                         ---------------
                                                         Walter A. Lencki
                                                         Treasurer

                                    - vi -



(page)



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


   (Registrant)                                    NorthQuest Capital Fund, Inc.

   By (Signature and Title)                          /s/ Peter J. Lencki
                                                         ---------------
                                                         Peter J. Lencki
                                                         President

   Date:  02/14/07





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.


   (Registrant)                                    NorthQuest Capital Fund, Inc.

   By (Signature and Title)                          /s/ Walter A. Lencki
                                                         ----------------
                                                         Walter A. Lencki
                                                         Chief Financial Officer

   Date:  02/14/07



   By the Commission

                            Margaret H. McFarland
                            Deputy Secretary

   Dated: January 27, 2003














                                    - vii -